                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 8, 2008

                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC
             (Exact name of registrant as specified in its charter)

                                      Iowa
                 (State or other jurisdiction of incorporation)

       000-53041                                           20-2735046
(Commission file number)                       (IRS employer identification no.)

10868 189th Street, Council Bluffs, Iowa                     51503
(Address of principal executive offices)                   (Zip code)

                                 (712) 366-0392
              (Registrant's telephone number, including area code)

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
 Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
(17  CFR  240.14a-12)
 Pre-commencement  communications  pursuant  to  Rule 14d-2(b)  under the
Exchange  Act (17 CFR  240.14d-2(b))
 Pre-commencement communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange  Act  (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

     On December 8, 2008,  Southwest Iowa Renewable Energy,  LLC (the "Company")
released a  newsletter  to  investors  containing  the  report of the  Company's president  summarizing the status of construction of the Company's ethanol plant and other  developments  related to plant management and financing  matters,  as attached hereto at Exhibit 99.1.

     The exhibit  hereto shall not be deemed  "filed" for purposes of Section 18 of the  Securities  Exchange Act of 1934, as amended (the  "Exchange  Act"),  or otherwise  subject to the liabilities under that Section and shall not be deemed to be  incorporated  by  reference  into any  filing  of the  Company  under the
Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01.  Other Events

     The information contained under Item 7.01 is incorporated herein by reference

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number      Description
--------------      -----------

    99.1       Newsletter  dated  December 8, 2008 from Southwest Iowa Renewable
               Energy, LLC, as released on December 8, 2008.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    SOUTHWEST IOWA RENEWABLE ENGERGY, LLC

                                    By: /s/ Mark Drake
                                       ---------------------------------------
                                         Mark Drake
                                         President and Chief Executive Officer
Date: December 8, 2008                   (Principal Executive Officer)